UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2001

                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)


Republic of Panama                 1-9610                   59-1562976
----------------------------  -----------------------  -------------------
(State or other jurisdiction  (Commission File Number  (I.R.S. Employer of
incorporation)                 File Number)            Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                  33178-2428
--------------------------------------------------------------------------------
(Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code:   (305) 599-2600

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                                                                          Page 2

ITEM 5.  OTHER EVENTS

On April 20, 2001, Carnival Corporation issued the press releases attached as
Exhibit 99.1 and 99.2. On April 25, 2001, Carnival Corporation issued the press release attached as Exhibit 99.3 of this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


EXHIBIT NUMBER                               TITLE
--------------                               -----

99.1              Press Release of Carnival Corporation dated April 20, 2001.

99.2              Press Release of Carnival Corporation dated April 20, 2001.

99.3              Press Release of Carnival Corporation dated April 25, 2001.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2001

                                   CARNIVAL CORPORATION

                                   By:  /s/ Gerald R. Cahill
                                        ---------------------------------------
                                        Name:  Gerald R. Cahill
                                        Title: Senior Vice President-Finance
                                               and Chief Financial and
                                               Accounting Officer





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                                                                          Page 4

                                  EXHIBIT LIST
                                  ------------

EXHIBIT           DESCRIPTION
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99.1              Press Release of Carnival Corporation dated April 20, 2001.

99.2              Press Release of Carnival Corporation dated April 20, 2001.

99.3              Press Release of Carnival Corporation dated April 25, 2001